SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)            July 30, 1999
                                                 -------------------------------

                              Monaco Finance, Inc.
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               (Exact name of Registrant as specified in charter)

                                    Colorado
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                 (State or other jurisdiction of incorporation)

       000-18819                                   84-1088131
------------------------                     -----------------------
   (Commission File                              (IRS Employee
        Number)                                Identification No.)

370 Seventeenth Street, Suite 5060                          80202
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code         (303) 592-9411
                                                  ------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

      As reported in the Registrant's Quarterly Report on Form 10-Q for the Quarter Ended June 30, 1999 ("Form 10-Q"), which was filed with the Securities and Exchange Commission on August 23, 1999, the Registrant recently executed a series of agreements with its creditors and other parties. Please refer to the "Management's Discussion and Analysis of Operations - Liquidity and Capital Resources" section of the Form 10-Q and to "Note 8 - Subsequent Events" of Notes to Consolidated Financial Statements in the Form 10-Q. Copies of the agreements are filed as exhibits to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:


           Exhibit                      Description
            Number
           ----------  ----------------------------------------------

              10.1     Amended and Restated Credit Agreement among
                       MF Receivables Corp. IV, Monaco Finance,
                       Inc. and Daiwa Finance Corporation dated as of June __, 1999.
              10.2     Amended and Restated Security Agreement
                       among MF Receivables Corp. IV, Monaco
                       Finance, Inc. and The Chase Manhattan Bank dated as of June __, 1999.
              10.3     Amended and Restated Credit Agreement among
                       MF Receivables Corp. III, Monaco Finance,
                       Inc. and Daiwa Finance Corporation dated as of July __, 1999.
              10.4     Amended and Restated Security Agreement
                       among MF Receivables Corp. III, Monaco
                       Finance, Inc. and The Chase Manhattan Bank dated as of July __, 1999.
              10.5 Letter Amendment to Servicing Agreement, dated as of December 4, 1997, originally entered into by and among Monaco Finance, Inc., MF Receivables Corp. III and The Chase Manhattan Bank
              10.6 Letter Amendment to Servicing Agreement, dated as of December 22, 1997, originally entered into by and among Monaco Finance, Inc., MF Receivables Corp. IV and The Chase Manhattan Bank
              10.7 Pledge And Custodial Agreement, dated as of July 28, 1999, among MF Receivables
                       Holding  Corp.,  a Delaware corporation,
                       Norwest Bank  Minnesota,  Rothschild  North
                       America, Inc., a Delaware Corporation, and The Bank Of New York
              10.8     Letter Agreement by and among MF Receivables
                       Corp. IV, The Bank of New York and Daiwa
                       Finance Corporation
              10.9     Release Agreement, dated as of July 28,
                       1999, among Monaco Finance, Inc., Pacific
                       Usa Holdings Corp., Pacific Southwest Bank,
                       Rothschild North America, Inc., and Daiwa
                       Finance Corporation
              10.10    Amended And Restated 12% Senior Note among
                       MF Receivables Holding Corp. and Black
                       Diamond Advisors, Inc.
              10.11    Amended And Restated 12% Senior Note among
                       MF Receivables Holding Corp. and Heller
                       Financial, Inc.
              10.12    Amended And Restated 12% Senior Note among
                       MF Receivables Holding Corp. and BDC
                       Partners I, L.P.
              10.13    Amended And Restated 12% Senior Note among
                       MF Receivables Holding Corp. and Guarantee
                       Title & Trust Company
              10.14    Amended And Restated 12% Senior Note among
                       MF Receivables Holding Corp. and Lisa W.
                       Zenni
              10.15    Amended And Restated 12% Senior Note among
                       MF Receivables Holding Corp. and Steven
                       Deckoff
              10.16    Amended And Restated 12% Senior Note among
                       MF Receivables Holding Corp. and James Walker
              10.17 Consent and Amendment No. 2 to Indenture and Related Documents, dated as of July 28, 1999, among Norwest Bank Minnesota, N.A., MF Receivables Holding Corp., and Monaco Finance, Inc.
              10.18 Form of Amended and Restated 12% Senior Note among MF Receivables Holding Corp. and _______
              10.19    Amendment to Amended and Restated Note
                       Purchase Agreement (this "Amendment"), dated as of July 28, 1999, among Monaco Finance,
                       Inc., MF Receivables Holding Corp. and
                         Rothschild North America, Inc.
              10.20 Amended and Restated Senior Note among MF Receivables Holding Corp. and Rothschild
                       North America, Inc.
              10.21    Supplementary Servicing Agreement, dated as
                        of April 1, 1999, by and among MF
                       Receivables Corp. III, Systems & Services
                       Technologies, Inc., and The Chase Manhattan
                       Bank
              10.22    Supplementary Servicing Agreement, dated as
                        of April 1, 1999, by and among MF
                       Receivables Corp. IV, Systems & Services
                       Technologies, Inc., and The Chase Manhattan
                       Bank

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Monaco Finance, Inc.
                                  -----------------------------------
                                             (Registrant)

       Date: September 9, 1999    By:  /s/ Morris Ginsburg
                                       ------------------------------
                                       Morris Ginsburg
                                       Chief  Executive  Officer and
                                       Director